SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 12, 2016

ENPRO INDUSTRIES, INC.

(Exact name of Registrant, as specified in its charter)

North Carolina	001-31225	01-0573945
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5605 Carnegie Boulevard, Suite 500

Charlotte, North Carolina 28209

(Address of principal executive offices, including zip code)

(704) 731-1500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 12, 2016, EnPro Industries, Inc. (the “Company”) entered into a Third Amendment to Amended and Restated Credit Agreement dated as of October 12, 2016 (the “Third Amendment”) with Coltec Industries Inc (“Coltec”), New Coltec, Inc. (“New Coltec”), OldCo, LLC (“OldCo”), the other Guarantors party thereto, the Lenders party thereto and Bank of America, N.A., as Administrative Agent. Each of Coltec, New Coltec and OldCo are subsidiaries of the Company.

The Third Amendment provides for the amendment and restatement of the Amended and Restated Credit Agreement dated as of August 28, 2014 (as previously amended, the “Existing Credit Agreement”), among the Company, Coltec, the existing Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer to permit certain corporate restructuring transactions with respect to Coltec, New Coltec and OldCo and other actions contemplated by the Modified Joint Plan of Reorganization of Garlock Sealing Technologies LLC, et al. and OldCo, LLC, Proposed Successor by Merger to Coltec Industries Inc dated as of May 20, 2016, as modified on June 21, 2016 and July 29, 2016 (the “Joint Plan”), filed with the United States Bankruptcy Court for the Western District of North Carolina (the “Bankruptcy Court”). The Joint Plan was filed pursuant to a comprehensive consensual settlement to resolve current and future asbestos claims initially described in the Company’s Current Report on Form 8-K filed on March 18, 2016.

The amendments to the Existing Credit Agreement effected by the Third Amendment are reflected in a form of Amended and Restated Credit Agreement attached as Exhibit 1 to the Third Amendment (the “Amended Credit Agreement”). The Third Amendment, including the Amended Credit Agreement, is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

	Exhibit 10.1	Third Amendment to Amended and Restated Credit Agreement dated as of October 12, 2016 among Coltec Industries Inc, EnPro Industries, Inc., New Coltec, Inc., OldCo, LLC, the other Guarantors party thereto, the Lenders party thereto and Bank of America, N.A., as Administrative Agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    October 13, 2016

ENPRO INDUSTRIES, INC.

By:	/s/ Robert S. McLean
Robert S. McLean, General Counsel, Chief Administrative Officer and Secretary

Exhibit Index

Exhibit No.	Exhibit

Exhibit 10.1	Third Amendment to Amended and Restated Credit Agreement dated as of October 12, 2016 among Coltec Industries Inc, EnPro Industries, Inc., New Coltec, Inc., OldCo, LLC, the other Guarantors party thereto, the Lenders party thereto and Bank of America, N.A., as Administrative Agent

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